SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 24, 2015, Diodes Incorporated (the “Company”) completed its acquisition of Pericom Semiconductor Corporation (“Pericom”) pursuant to the Agreement and Plan of Merger dated as of September 2, 2015 (the “Merger Agreement”), as amended on November 6, 2015, by Amendment No. 1 (the “Merger Agreement Amendment”).  Under the Merger Agreement and the Merger Agreement Amendment and in accordance with the General Corporation Law of the State of California (1) PSI Merger Sub, Inc., a California corporation and wholly-owned subsidiary of the Company, was merged with and into Pericom, with Pericom continuing as the surviving corporation and a wholly-owned subsidiary of the Company, and (2) each outstanding share of common stock, without par value, of Pericom (other than shares owned by Pericom or certain of its affiliates or shares held by Pericom shareholders who have perfected their appraisal rights in accordance with applicable California law) was automatically converted into the right to  receive $17.75 in cash per share, without interest.  The aggregate consideration was approximately $413 million including the value of Pericom equity awards paid out or converted to Diodes equity awards pursuant to the Merger Agreement and Merger Agreement Amendment.

The foregoing summary does not purport to be a complete summary of the Merger Agreement and the Merger Agreement Amendment and is qualified in its entirety by the copy of the Merger Agreement attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 3, 2015 and the copy of the Merger Agreement Amendment attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2015, each of which is incorporated herein by reference.

The consideration paid in connection with the acquisition of Pericom was funded by advances under the Amended Credit Agreement (the “Amended Credit Agreement”) dated September 2, 2015, by and among the Company and Diodes International B.V. (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, Bank of America, N.A., as administrative Agent, and the lenders party thereto. A copy of the Amended Credit Agreement has been filed as an Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2015, and which is incorporated herein by reference.

The other material terms of the Amended Credit Agreement are described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2013 and the Current Report on Form 8-K filed with the SEC on June 24, 2015, each of which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 25, 2015, the Company issued a press release announcing that the Company has completed its acquisition of Pericom as described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the press release attached as Exhibit 99.1, the matters set forth in the press release (including statements as to the expected benefits of the acquisition and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the risk that Pericom’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized; the risk that Pericom’s standards, procedures and controls will not be brought into conformance within the Company’s operations; difficulties coordinating the Company’s and Pericom’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of Pericom’s business; the diversion of our management’s attention from the management of our business; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs and loadings in our manufacturing facilities; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates and our joint venture prospects; the risk of unfavorable currency exchange rates; the risk that our future guidance may be incorrect; the global economic weakness may be more severe or last longer than we currently anticipated; the impact of competition and other risk factors relating to our industry and business as detailed from time to time in the Company’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Pericom required by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment no later than 71 calendar days after the date on which this initial Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment no later than 71 calendar days after the date on which this initial Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2015	DIODES INCORPORATED

	By	/s/ Richard D. White
Richard D. White
Chief Financial Officer